UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 10, 2005

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QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

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Florida	0-14870	59-2306191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida 33014

(Address of Principal Executive Offices) (Zip Code)

(305) 623-8700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

Results of Operations and Financial Condition

On November 10, 2005, Quipp, Inc. issued a press release announcing earnings for the quarter ended September 30, 2005 and providing additional financial information. On November 16, Quipp issued a press release announcing certain corrections to the information in the November 10, 2005 press release. Copies of the November 10, 2005 and November 16, 2005 press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.

Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release dated November 10, 2005
99.2	Press release dated November 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC.
(Registrant)
By:	/s/ ERIC BELLO
Eric Bello
Treasurer (Principal financial and accounting officer)

Dated:   November 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 10, 2005
99.2	Press release dated November 16, 2005